Listing Report:Supplement No. 66 dated Oct 01, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 406358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Apr-1996	Debt/Income ratio:	23%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	18y 3m
Amount delinquent:	$0	Revolving credit balance:	$14,526	Occupation:	Military Officer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	Redleg6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008) 680-700 (Jul-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
2nd Prosper Loan Consolidating
Purpose of loan:
I will use the funds to?pay down my?Discover Card. This cards balance is too high and I want decrease it?in order to get it paid off sooner.???

I have had a Prosper loan before and paid it as agreed. No late payments.

Monthly net income: $ 5500.00

Monthly expenses: $
??Housing: $?800
??Insurance: $ 100
??Car expenses: $?700
??Utilities: $?150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 100
??Other expenses: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	7%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$247	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	elevated-interest	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Nursing School For Little Sister
Purpose of loan:
I want to help my sister finish her last semester of nursing school. She is the kind of person that belongs in the nursing field. Her charisma and passion for helping people and providing the best care to patients makes me so proud to be her big sister. She has had to quit her part-time job because of the full workload, so money is really tight. Knowing the difficulty of facing a stressful last semester of college, I want to help her focus on school and less on her financial worries. This loan is the least I can do for her. She works extremely hard and deserves the support!

My financial situation:
I currently have a stable job at a very good Fortune 50 company, so making monthly payments will not be an issue. I also have an outstanding payment history and a credit score around 680-700. I am still young and building my credit, thus a low Prosper rating. However, I have a stable career and have my finances in order.

Monthly net income: $ 3600

Monthly expenses: $
??Housing: $ 810
??Insurance: $ 80
??Car expenses: $ 25
??Utilities: $ 60
??Phone, cable, internet: $?180
??Food, entertainment: $ 125
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425952
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	32.56%	Starting borrower rate/APR:	33.56% / 35.99%	Starting monthly payment:	$444.25

Auction yield range:	14.18% - 32.56%	Estimated loss impact:	15.50%
Lender servicing fee:	1.00%	Estimated return:	17.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1994	Debt/Income ratio:	38%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,775	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	keen-durability	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Financial LEVERAGE $$$
Purpose of loan:
This loan will be used to pay off a?credit card used for business. The credit card company lost its source of funding for businesses like mine and decided to send us notices stating they were eliminating all funding. The card is not being used and the rates were jacked up in preperation of the future laws to be passed. Of course, the credit card company is unwilling to drop the interest rates and we are unwilling to pay $300 a month in interest. Click the following link?and the reason for the cancelations and credit removal is listed.

My financial situation:
I and my business are a good candidate for this loan because I will not walk away from the debts owed. This is my business and I will pay through my personal savings to allow me to sleep at night. Most people say don't mix business and personal debt but I refuse to let this debt go as is. We have ridden out this economic recession thus far and have maintained a healthy balance sheet - we would like to continue.

Monthly net income: $6,700 -?Does not include business income.?

Monthly expenses: $ 3100
??Housing: $ 1450
??Insurance: $ 150
??Car expenses: $ 1100
??Utilities: $ 200
??Phone, cable, internet: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.18% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jun-1999	Debt/Income ratio:	12%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$103,174	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	p2ploan-mastery	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Sale Payout
Purpose of loan:
This loan will be used to? payoff a short sale

My financial situation:
I am a good candidate for this loan because? I am a senior professinal with significant earnings. I am selling my house in Louisville, reducing $2500 month mortgage payment. This loan will cover the variance to the value owed on the home, hence significantly helping my cashflow

Monthly net income: $9,800

Monthly expenses: $ 4,570
??Housing: $ 1,815
??Insurance: $?200
??Car expenses: $?650?
??Utilities: $ 150
??Phone, cable, internet: $?150?
??Food, entertainment: $?400
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426116
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$253.70

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.77%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2006	Debt/Income ratio:	17%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$916	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	122%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Ali10	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 95% )	600-620 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	1 ( 5% )	600-620 (Oct-2007) 620-640 (Sep-2007)
Principal balance:	$2,035.68	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off my credit cards
Hello everyone and thank you for reviewing and bid on my listing.??

My financial situation:

I will use this loan to pay off my credit card balance and other loan with high interests rates and also start my own practice a business consultant.

Monthly income $2500

Thank you,
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426184
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1980	Debt/Income ratio:	93%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	6	Total credit lines:	43	Length of status:	3y 1m
Amount delinquent:	$84,007	Revolving credit balance:	$346	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	49	Homeownership:	No
Inquiries last 6m:	0
Screen name:	balance-boomarang	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing the leak roof
Purpose of loan:
This loan will be used to?fix the roof?

My financial situation:
I am a good candidate for this loan because?i am? always keeping ?the payment at all times?

Monthly net income: $
2,200
Monthly expenses: $
??Housing: $950
??Insurance: $110
??Car expenses: $ 50
??Utilities: $? 70.00??Phone, cable, internet: $110???Food, entertainment: $ 100?
??Clothing, household expenses $ 100?
??Credit cards and other loans: $?200?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426454
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.36%	Starting monthly payment:	$49.11

Auction yield range:	8.18% - 10.00%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	3.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Mar-1997	Debt/Income ratio:	65%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,842	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	financialhelper1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Slowly but Surely
Purpose of loan:
This loan will be used to?pay down debt. I appreciate those of you who have bid on my previous listings, thank you. Although the previous listings have not been filled, I am not discouraged. I figure I will change my approach to how I will attack my debt. I know that I did not get into debt all in one day and will not pay it all off in one day. I will take smaller, steadier steps to pay down my debt. This loan will be used to pay off one credit card that is charging 18% interest. I would prefer a simple loan like the one offered here on Prosper rather than the complicated way credit cards charge their interest.

My financial situation:
I am a good candidate for this loan because?I have?a steady, secure government job. I am also a disabled Navy veteran and receive a monthly disability check. I have been involved with Prosper as a lender for a couple of years and also have some payments coming in from loans I made before Prosper made its changes. Although Texas is not eligible for lenders at this time I will be getting involved with lending again once it becomes available. I have no problems making my current monthly payments and I live well within my means. I am just looking for a better way to pay down my debt. Thank you.?

By?the way, I already have the first two months payment available in my Prosper account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	11 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	32	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,582	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	7
Screen name:	Skywalker34	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college please help
Purpose of loan:
This loan will be used to
I am currently enrolled full time at Houston Community College and will complete my Certification in Peoplesoft? by December 2009 and continue next year to completing my AAS in Human Resources Management.by December 2010. The Loan will be used to pay for classes next year

My financial situation:
I am a good candidate for this loan because I have over 15 Years experience in Store management and Banking experience, Most recently i worked for Game stop 2005-2009 as a store Manager, unfortunately the running a million dollar store and school did not go hand in hand, This way i give 100% to my classes and finish faster
I am up to date on all my bills and have never been late on any bill in the last 20 years

Monthly net income: $ 3000

Monthly expenses: $ 2380
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $ 800
??Utilities: $ 100
??Phone, cable, internet: $ 30
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426466
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$568.17

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	26.00%
Lender servicing fee:	1.00%	Estimated return:	-8.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	May-1984	Debt/Income ratio:	36%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,049	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	curveylady	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-660 (Latest)
Principal borrowed:	$6,500.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (May-2008)
Principal balance:	$4,019.41	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Consolidate credit cards
Purpose of loan:
Consolidate the remainder of my credit card debt

My financial situation:
I am a good candidate for this loan because? I pay more than the monthly payment on all debt and pay before due date. I also have the income to support the debt.I am trying to consolidate the remaining high credit card debt and refinance the prosper loan with this request.

Monthly net income: $ 3960.00
Monthly expenses: $
??Housing: $ 00.00
??Insurance: $ 260.00
??Car expenses: $?630.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 240.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 610.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,911	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	0
Screen name:	receptive-rate	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Continuing Education Expenses +

Purpose of loan:
This loan will be used to help with my continuing education expenses along with obtaining my professional licensure.I will also be utilizing this loan as a jump start on a new business venture within the architectural services sector.My expertise is in the field of architectural design, sustainable design, and historic preservation.

My financial situation:
I am an excellent candidate for this loan because I have a (good) payment history, my current accounts are in (good) standing, and I have a (very good) length of credit history.My current credit risk rate is determined as 5%, which is considered a low risk.

Monthly net income: $ 2,800.00

Monthly expenses: $ 1,456.00
??Housing: $ 470.00
??Insurance: $ 0.00
??Car expenses: $ 70.00
??Utilities: $ 90.00
??Phone, cable, internet: $ 85.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 121.00
??Other expenses: $ 420.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426472
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1997	Debt/Income ratio:	33%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$17,368	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	credit-umbrella2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Road to Becoming Debt Free
Purpose of loan:
This loan will be used to? I'm simply looking to consolidate some debt and also to give?my daughter some orthodontal work that she needs.

My financial situation:
I am a good candidate for this loan because? Both my husband and I are?employed and have good paying jobs. I am? current?on all?my bills and hope that Prosper wilI work for?us. I?take my debts seriously and I'm at a point where I would like to pay these loans off and become debt free. I would greatly appreciate it if someone could please help us out.

Monthly Net Income: $3,600.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426474
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	9	Length of status:	0y 4m
Amount delinquent:	$69	Revolving credit balance:	$327	Occupation:	Tradesman - Carpent...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	fatracer75	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expand business
Purpose of loan:
This loan will be used to?grow and expand my business?

I am a good candidate for this loan because? I,am overbooked with my hardwood flooring business. I currently have one truck and a set on istallation equipment and? set of refinishing equipment. I would like to get another truck and set of equipment so?I can hire out and fill the bids that I have to let go. I've been in the flooring industry for over 15 years and have done all types of floors from small rental houses to multi-million dollar homes. In this economy I am able to provide affordable pricing and quality work and that has kept me going strong right now. I have three children (all boys) and my work and my family are my life.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426480
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1989	Debt/Income ratio:	15%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$2,813	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	logical-trade6	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Liberty Tax Franchise
Purpose of loan:
This loan will be used to to complete my portion of the monies needed to purchase a Liberty Tax Franchise. To complete our SBA loan, we need 20% of the loan value as collateral on our $60,000 loan. We were able to come up with $8000, but still need an additional $4000. We hope to open our location in time for the 2010 tax season.

My financial situation:
I am a good candidate for this loan for many reasons. I know I've made a good decision to pick a franchise that provides a recession resistant service. (Almost everybody needs to file taxes!) I believe that we'll be profitable since Liberty Tax has a great track record. In fact, it was rated as the #3 franchise in the U.S. by Entrepreneur Magazine. Thank you for believing in me.

Monthly net income: $ 2000.00 + Commission. I work as a Benefits Adviser in the insurance industry and am also a sales associate for Farm Bureau.

Monthly expenses: $ 1500.00
??Housing: $ 500 (My husband and I split our expenses).
??Insurance: $ 75.00
??Car expenses: $ 100.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 300.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 200.00
??Other expenses: $ 25.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426482
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$80.08

Auction yield range:	4.18% - 8.50%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1992	Debt/Income ratio:	35%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	40	Length of status:	15y 11m
Amount delinquent:	$174	Revolving credit balance:	$57,097	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	goodhearted-income	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bills
Purpose of loan:
This loan will be used to offset high interest rate

My financial situation:
I am a good candidate for this loan because I have been with my present employer for 16 years
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426498
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$81.17

Auction yield range:	3.18% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1987	Debt/Income ratio:	Not calculated
Credit score:	840-860 (Oct-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	18y 9m
Amount delinquent:	$0	Revolving credit balance:	$377,487	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	courteous-deal8	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to Re-Loan
Purpose of loan: This loan will be used to re-loan to other families.

My financial situation: I have an excellent credit rating and have steady employment (more than 18 years) as a partner in a major domestic law firm.

I am a good candidate for this loan because of my strong credit rating, solid income and strong balance sheet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426502
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1996	Debt/Income ratio:	34%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	5y 1m
Amount delinquent:	$1,936	Revolving credit balance:	$1,024	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	1
Screen name:	NCSues	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off high interest credit cards. During Graduate School, a required course was Comparative International Health. My class went to?London & studied the United Kingdom's health care plan - my profile pic was taken in front of Buckingham Palace. Due to?the weak dollar, the cost of the trip was much more than I budgeted. I had to rely heavily?on my credit cards & by the end of my educational experience, I was facing $7,000 worth of debt.

My financial situation:
I am a good candidate for this loan because I have an excellent salary & committment to pay?my obligations. Following Graduate School, I was able to transfer to a corporate position & improve my salary tremendously. ?

Monthly net income: $ 3500

Monthly expenses: $?1860
??Housing: $ 505
??Insurance: $?70
??Car expenses: $?605
??Utilities: $ 90?
??Phone, cable, internet: $ 150
??Food, entertainment: $ 50?
??Clothing, household expenses $ 40?
??Credit cards and other loans: $ 350
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426512
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.18% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$723	Occupation:	Realtor
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	sympathetic-deal	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
5 Homes in one
Purpose of loan:

This loan will be used to Purchase 5 homes directly from the investors

My financial situation:

The monthly rental are Guaranteed by the Federal Government My Company currently manage all 5 of these homes,
The investors of these homes would like to sale there investments I have offered to purchase the homes at 45%-65% of the market price. ( at current market rate) Because of banking restriction on commercial loans I am unable to raise the capital needed in order to purchases these homes. I have found financing for the homes all 5 homes when purchase comes to 310,000 this includes the 15% rate for vacancy over the 3 year period the homes current market value is $ 486,000 as of 10/2009

I have a private investor who will purchase all 5 homes at 285,000 with 30,0000 down @ .7% percent I will have 24 months to
Refinance to a local bank I have to show income from the property for at least 22 months

Break down:

Monthly cash flow for all 5 homes $5,040.00 investor receive 1995 per month interest only payment Proper investor receive (11% of 25,0000) $943.00 monthly taxes $320.00 average Monthly overhead (.09) $513.00 total payout $3,771.00 - Monthly rental $5,040.00 =$1,269.00 return per month for my business.

I know because of the slow market many people are not looking into purchasing, although this is the best time to purchase a home regardless the facts about the homes al of the homes are currently rented all payments are received to my company
I am currently forwarding payments equaling to 89% if I obtain the homes I will only be issuing out payments of 57% plus gain $127,000.00 in equity.

Monthly net income: $ 5040.00

Housing: $ 1,425.00
Insurance: $ 125.00
Car expenses: $ 675.00
Utilities: $ 120.00
Phone, cable, internet: $ 70.00
Food, entertainment: $ 150.00
Clothing, household expenses $
Credit cards and other loans: $ 100.00
Other expenses: $ 50.00

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426516
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	13%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,380	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	19	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	sandy2	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	35 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-720 (Oct-2006)
Principal balance:	$68.56	1+ mo. late:	0 ( 0% )
Total payments billed:	35
Description
Sandy2
I need a tempory loan ASAP?to cover some unexpected expenses.? I have borrowed on Prosper before & have made all payments in a timely manner (only have 1 payment left)..?In addition to my proven ability to make timely payments--I will most likely be able to pay additional larger sum payments (in addition?to the regularly scheduled monthly bank withdrawal payments)?& have this loan paid off within 1 year to 1 1/2 years, as?I anticipate my income to increase within the year.? I currently make about $87,000 per year, but anticipate making some good additional commissions within the next year to?exceed that salary--due to some recent business I recently obtained?with my job. Your prompt review of my loan request would be appreciated, as I need these funds within the next 4 days. Thank you so much for your prompt assistance/help!!? I greatly appreciate your help, if you could provide it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426518
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1978	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	13	Length of status:	23y 6m
Amount delinquent:	$4,870	Revolving credit balance:	$112,590	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	brightest-elevated-commerce	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Short Term till 12/15
Purpose of loan:
This loan will be used for inventory. Will be paid off in Dec.

My financial situation:
I am a good candidate for this loan because? I am expecting $56k from insurance policy. No history of defaults

Monthly net income: $ 8,000

Monthly expenses: $
??Housing: $ 900
??Insurance: $ 125
??Car expenses: $ 250
??Utilities: $ 300
??Phone, cable, internet: $ 300
??Food, entertainment: $ 500
??Clothing, household expenses $ 80
??Credit cards and other loans: $ 700
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426524
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1988	Debt/Income ratio:	25%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	25y 6m
Amount delinquent:	$0	Revolving credit balance:	$13,163	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	juls011	Borrower's state:	Ohio	Borrower's group:	Debt Consolidation & Friends
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 620-640 (Jun-2008) 640-660 (May-2008) 720-740 (Dec-2007)
Principal balance:	$679.44	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Need to pay off payday loans
Purpose of loan:
This loan will be used to? pay down bills and build up a good credit history
My financial situation:
I am a good candidate for this loan because? I have been employed by the same company for 25 plus years and I pay my bills.?My financial picture is improving, I just received a raise that pushes my income up to over $50,000 per year. My husband's income is rising as well, if?it helps his income will be helping to make the payment and his?monthly net?is?$3734.?

Monthly net income: $ 2104

Monthly expenses: $
??Housing: $?750
??Insurance: $ 90
??Car expenses: $411?
??Utilities: $?154
??Phone, cable, internet: $150
??Food, entertainment: $?500
??Clothing, household expenses $
??Credit cards and other loans: $600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426526
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1982	Debt/Income ratio:	26%
Credit score:	600-620 (Oct-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	27y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,440	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1
Screen name:	caldreamer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	56 ( 100% )	600-620 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	560-580 (Oct-2007) 640-660 (Sep-2006)
Principal balance:	$1,716.74	1+ mo. late:	0 ( 0% )
Total payments billed:	56
Description
Proven/Verified Member
Investors??A proven Prosper community membership in ?good standing? is a classification that is earned over time?.earned as a result of a demonstrated payment consistency.?

I am three-year member of the Prosper community whose good income, stable employment history, credibility and ?good-standing? has already been verified through vetting of two created loans and subsequent ?payment histories of those two loans.? Your review of my previous listing histories will reveal that 58 consecutive payments have been made without failure (funded listing #1 ? 36 payment; funded listing #2 ? 23 payments)?..so you can be assured that your investment will be repaid at a reasonable high rate of return, without failure.

My current yearly salary is around $82,000 (the current salary reflects imposed mandatory furlough-days, effective during the period 03/01/09 to 06/30/10?.on 07/01/10, my salary will be restored to my existing ?base salary? of $95,000).? My DTI is fairly low, so capacity to manage payment of this loan is there.? The proceeds of this loan will be used to further consolidate existing accounts.

So why settle for low rates of return offered by unproven borrowers, when you can safely secure a reasonably generous rate of return in the range of 15%- 20% (estimate return based on previously funded loans ? 300 average bids)??Past Prosper investors on my previous listings have benefited from? 14% to 15% rates of return. ? The initial starting rate is high to reflect my current Prosper rating?but, if past biding history means anything, the initially posted rate will be bid-down to the rate of return range described above??..

Why invest in someone new and unproven to the Prosper community, when you can invest in a proven performer in ?good standing??
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426528
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 24.87%	Starting monthly payment:	$37.71

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-2006	Debt/Income ratio:	10%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$7,996	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	marni17	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical bills
Purpose of loan:
This loan will be used to pay down some medical expenses recently incurred.

My financial situation:
It is hard to show income when you work for yourself.? However, we own income producig property that pays for itself. I work as a Realtor and my wife is in sales.? We make a steady income, but just got hit recently with some heavy medical bills that need to get paid off.? They weren't in the budget, so to speak.

Monthly net income: $ 6010.00

Monthly expenses: $
??Housing: $ 1500.00
??Insurance: $?772.00
??Car expenses: $ NA
??Utilities: $ 200.00
??Phone, cable, internet: $ 165.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $ 1990.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426530
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1984	Debt/Income ratio:	28%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	39	Length of status:	3y 4m
Amount delinquent:	$54	Revolving credit balance:	$12,577	Occupation:	Social Worker
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	famous-repayment	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing Graduate School
Purpose of loan:
This loan will be used to pay for my last semester of graduate school?

My financial situation:
I am a good candidate for this loan because, I have steady and solid employment with the State of Maryland.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1700
??Insurance: $ 100
??Car expenses: $ 600
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 100
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 300
??Other expenses: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426532
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$69.93

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1996	Debt/Income ratio:	8%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	9y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Homeownership:	No
Inquiries last 6m:	0
Screen name:	TimKelley	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	19 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Buying camera Equipment
Purpose of loan:
Investing in DSLR camera gear.

My financial situation:
I am a good candidate for this loan because I have way more income than debt and I am one of the most dependable people you will meet. I had to file bankruptcy a couple of years ago due to a divorce that left me with a house, 2 cars and many credit cards and accounts in my name alone. I just could not survive on a single income. Since then as well as before that moment, I never missed a payment. I just paid off a $3000 loan for a Taylor guitar in less than a year, a $5000 prosper loan in a year and a half for studio recording equipment, a student loan and my vehicle. I hardly ever just make the minimum payment, I usually pay double or more.

Monthly net income: $ 2200.00

Monthly expenses: $ 1000.00 (roughly)
??Housing: $ 500.00
??Insurance: $400.00 every 6 months
??Utilities: $0 I rent and only pay $500 for everything
??Phone, cable, internet: $ 0
??Food, entertainment: $
??Clothing, household expenses $0 I rent and only pay $500 for everything
??Other expenses: $

Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426534
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1998	Debt/Income ratio:	28%
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	2y 8m
Amount delinquent:	$9	Revolving credit balance:	$12,103	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Mags53	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	25 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,300.00	< mo. late:	0 ( 0% )	620-640 (Aug-2009) 620-640 (Jul-2009) 720-740 (Apr-2009) 760-780 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
DEBT FREE BY 2011
Purpose of loan:
This loan will be used to? CONSOLIDATE 2 SMALLER CREDIT CARDS THAT I HAD TO USE WHILE MY SON WAS IN COLLEGE.? I PAY MY CREDIT CARDS ON TIME AND MORE THAN THE ;MINIMUM AMOUNT.? I WOULD LIKE TO HAVE ONE MONTHLY PAYMENT AND AM WORKING QUITE HARD TO BE DEBT FREE BY EARLY 2011.? SINCE MY CREDIT RATING DROPPED PROBABLY BECAUSE OF MY DEBT TO INCOME RATIO...I AM ASKING FOR SMALLER AMOUNT TO GET MY CREDIT BOOSTED AGAIN.
My financial situation:
I am a good candidate for this loan because? I PAID MY PAST TWO PROSPER LOANS IN HALF THE TIME I WILL DO THE SAME THIS TIME.? I HAVE CHANGED MY LIFESTYLE TO ACCOMPLISH MY DEBT FREE GOAL.? MY HUSBAND MANAGES ALL THE HOUSEHOLD ACCOUNTS SO I CAN CONCENTRATE ON MY DEBT.

Monthly net income: $?1650 ?? ???

Monthly expenses: $ 1400
??Housing: $
??Insurance: $?50
??Car expenses: $?350
??Utilities: $
??Phone, cable, internet: $ 65
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 700
??Other expenses: $ 135
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1988	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	19	Length of status:	0y 2m
Amount delinquent:	$2,011	Revolving credit balance:	$0	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	2
Screen name:	impressive-leverage3	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for College
Purpose of loan:
This loan will be used to? Pay for school and some living expenses.

My financial situation: I just started a part-time job in a nursing office. This job should allow me to make my monthly payments
I am a good candidate for this loan because? I just finished paying my student loan in full for my undergraduate program.

Monthly net income: $ My monthly income is small from my verified employer, however I also provide childcare overnight, full time and that adds $800 monthly to my income. My other major living expenses are covered by family.

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426538
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,550.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.64%	Starting monthly payment:	$70.12

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	0y 3m
Amount delinquent:	$0	Revolving credit balance:	$6,121	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2009) 600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off high interest credit cards.? Had job lay-off, earlier in the year and had to use credit cards to keep things going.? I would like to pay them off.

My financial situation:
I am a good candidate for this loan because? never had a debt that I didn't repay.? Have a full-time job that I absolutely love, work all scheduled time and OT when available.? Not monetarily responsible for anyone but myself and my dog.?

Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 600
??Insurance: $135
??Car expenses: $ 350
??Utilities: $ 207
??Phone, cable, internet: $325
??Food, entertainment: $100
??Clothing, household expenses $ 50
??Credit cards and other loans: $200
??Other expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$207.21

Auction yield range:	11.18% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1999	Debt/Income ratio:	57%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	9y 8m
Amount delinquent:	$0	Revolving credit balance:	$26,135	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	jaunt	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off bills to get Debt Free
Purpose of loan:
This loan will be used to accelerate our plan of becoming debt free.

My financial situation:
For the past 2 and 1/2 years we have?managed off of 1 income due to my wife having to stay at home because of our daughter having alot of health issues. Thru the greatness of God our daughter is now very healthy and recently my wife went back to work. During this time of struggle we used different credit cards, refinance our home and sold alot of things so we can meet our bills. Now that my wife is back at work our income has grown to $4500 a month?and our bills our around $3000 a month. With our income we wouldn't have a problem paying off our debt sooner than the 36months. With this website we will use the money to pay off?the credit cards and accelerate our goal of becoming debt free. Thanks for taking the time to read this. God Bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426554
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,200.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.33%	Starting borrower rate/APR:	12.33% / 14.47%	Starting monthly payment:	$307.02

Auction yield range:	4.18% - 11.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1988	Debt/Income ratio:	43%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	20 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 8m
Amount delinquent:	$0	Revolving credit balance:	$38,846	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	safe-integrity3	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
freedom from Chase
3rd?listing.?

Purpose of the loan will be to pay off a credit card.? They have raised the rate and lowered the available credit due to credit crisis.?? I would much rather pay individuals than banks.? I like the set pay off date in 3 years.

I am a good candidate for this loan because my wife and I make good money and have never defaulted on anything.
We got into some problems but are committed to pay off everything with her salary in 3 years.? We think that is fully attainable, with a budget and perseverence.?? This is our first step in getting the highest bill lowered.

I appreciate your confidence in me and allowing me to borrow your funds.
Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426556
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1988	Debt/Income ratio:	24%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$2,955	Occupation:	Teacher's Aide
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	17%	Stated income:	$1-$24,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sun2one	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 72% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	2 ( 8% )	640-660 (Jul-2007)
Principal balance:	$390.22	1+ mo. late:	5 ( 20% )
Total payments billed:	25
Description
Cleo's Vet Bills
Purpose of loan:
I want to use this money to pay for my dog's vet bills.? She is in the hospital for the 2nd time this year.
My financial situation:
I have been working as a teaching assistant in a 3 year old exceptional child classroom for almost 2 years.? I also just started a part-time job at the mall.?
Monthly net income: $ 2600

Monthly expenses: $ 2033
??Housing: $ 1100???????
??Insurance: $?8
??Car expenses:?$60-gas; $185-payment; $80-insurance?
??Utilities: $ 150
??Phone, cable, internet: $ 50 (no cable)
??Food, entertainment: $ 300
??Clothing, household expenses $ 50
??Credit cards and other loans: $?50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426558
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	18.90%	Starting borrower rate/APR:	19.90% / 22.14%	Starting monthly payment:	$371.13

Auction yield range:	17.18% - 18.90%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.16%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1992	Debt/Income ratio:	75%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	31	Length of status:	9y 6m
Amount delinquent:	$526	Revolving credit balance:	$23,483	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	loyalty-upholder	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GET RID OF HIGH INTEREST RATES!!!
Purpose of loan:

This loan will be used to?
GET RID OF MY LEGAL LOAN SHARKS FOR GOOD!!!????

My financial situation:
I am a good candidate for this loan because?

Monthly net income:
$2100.00?????
HUSBAND'S INCOME COVERS MOST EXPENSES...

Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 0 PAID YEARLY
??Car expenses: $ 500.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $ 600.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426560
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.53%	Starting borrower rate/APR:	12.53% / 14.67%	Starting monthly payment:	$184.07

Auction yield range:	4.18% - 11.53%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	24%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$79,432	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	USCMBA010	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-740 (Aug-2009) 700-720 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Diligently Driving Down Debt
Purpose of loan:

This loan will be used to payoff my Bank of America card. I have been a client of Bank of America for more than 15 years and never had a late payment, but recently received a letter increasing my credit card rate to 25%. I will be?happy to pay interests to a group of my peers?and to lower my interest rate to a reasonable level.

My financial situation:

I am a good candidate for this loan. No history of late payments and I paid in full my previous $10,000 Prosper loan. We have been home owners for the past 8 years and our current home loan is fixed at 5 1/2% for the remaining of the loan. I hold a Masters degree and?a stable full time job (same industry for the past 15 years). My debt to income ratio will not change, since I will be using my loan to consolidate my credit card debt, and my current cash flow will continue to be the same. I have also taken cost cutting measures at home and we are practicing frugality in all our personal expenses.

Additional Information:

As a side note, both my wife and I?have been?involved in community activities and?have been?active members of the Big Brothers / Big Sisters program for the past 6 years. Thank you for your time and consideration.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426564
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1997	Debt/Income ratio:	21%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	13	Total credit lines:	47	Length of status:	2y 5m
Amount delinquent:	$3,437	Revolving credit balance:	$2,773	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	31	Homeownership:	No
Inquiries last 6m:	1
Screen name:	littlelace	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Jul-2008)
Principal balance:	$763.76	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Car repairs
Purpose of loan:
This loan will be used to refinance my exsisting loan and fix my car.

My financial situation:
I am a good candidate for this loan because? I have been building my credit back up after filing backruptcy. My ex-husband was stealing money to buy drugs and I had no choice but to default on some bills inorder to live and support my children. I have always been responsible at the age of 21 as a single mom I bought my first home and I am still there today. I could buy the children's supplies and uniforms a little at a time, but if I would be able to get the loan I could?build my credit and buy them everything they need at once. ??

Monthly net income: $ 4200.00

Monthly expenses: $ 3208
??Housing: $ 410.00
??Insurance: $ 103.00
??Car expenses: $?600.00 gas
??Utilities: $ 280.00
??Phone, cable, internet: $ 315.00?
??Food, entertainment: $?600.00
??Clothing, household expenses $?200.00
??Credit cards and other loans: $ 300
??Other expenses: $ 400.00 day care
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426572
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	13.50%	Starting borrower rate/APR:	14.50% / 14.85%	Starting monthly payment:	$774.47

Auction yield range:	3.18% - 13.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	11.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1984	Debt/Income ratio:	51%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	18 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	55	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$40,300	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Hawg	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	32 ( 100% )	800-820 (Latest)
Principal borrowed:	$17,000.00	< mo. late:	0 ( 0% )	780-800 (Dec-2006)
Principal balance:	$2,185.22	1+ mo. late:	0 ( 0% )
Total payments billed:	32
Description
LOW RISK, HIGH RETURN!
No big sob story here. I'm simply looking to consolidate some debt. I have a flawless repayment history with Prosper (32 months). I paid off my first Prosper loan on October 1st. I pay my bills and have a solid income. 25 years in the same career field as a broadcast producer/voice over artist, over 12 years with the same employer. My wife has over 20 years in her career field as a corporate executive for a national retailer, 14 years with the same employer. Wife's income is not included on DTI ratio.

Here's the monthly breakdown...

NET INCOME -
me - $5800
wife - $3600
bonuses $ 400
_____________
$9800

EXPENSES -
Mortgage - $1492
Utilities - $ 400
Car - $ 350
Insurance- $ 200
Other debt-$1100
Groceries- $ 650
_______________
$4192 total

As you can see, we have plenty of room in the budget for this loan. This loan will consolidate the "other debt" and lower that payment by a few hundred dollars. I have a couple of loan options with banks, but I have really enjoyed the Prosper experience and would like to do it again.

Do you want a great return on your investment? Then please bid now! Thank you!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426576
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-1994	Debt/Income ratio:	39%
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,893	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	LittleKellyD	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	600-620 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Feb-2008)
Principal balance:	$2,730.26	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Pay off High Interest HSBC Loan
Purpose of loan: Bill Consolidation
This loan will be used to? pay off high interest credit cards and personal loans

My financial situation:
I am a good candidate for this loan because? . I have an existing Prosper Loan that I have used to pay off high rate credit cards, have not missed a payment, and I am now wanting to take another step forward? by paying off a high rate loan from HSBC. The interest rate is 35%, and I am not making any progress with it. The current balance is around $8500, and I have some savings to make up the difference.?My husband pays our mortgage and living expenses. Also, all of my Prosper friends that I have listed cannot bid on my loan due to new Prosper rules in our state, otherwise they would.

Monthly net income: $ 1800

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426580
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	21.06%	Starting borrower rate/APR:	22.06% / 24.32%	Starting monthly payment:	$210.22

Auction yield range:	8.18% - 21.06%	Estimated loss impact:	6.99%
Lender servicing fee:	1.00%	Estimated return:	14.07%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2002	Debt/Income ratio:	36%
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,882	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	AlMeg	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying down credit cards
Purpose of loan:
This loan will be used to?
Pay down my credit cards that was used? while my wife and I were in school.
My financial situation:
I am a good candidate for this loan because?
I'm a good candidate for this loan becasue my wife and I have jobs and pay all our bills on time. We just want to beable to have one bill for our credit cards instead of 5 so we can pay them down faster.
Monthly net income: $
3800
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $?100??Phone 30, cable 100, internet: $ 30
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426596
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	21.93%	Starting borrower rate/APR:	22.93% / 25.21%	Starting monthly payment:	$193.37

Auction yield range:	8.18% - 21.93%	Estimated loss impact:	7.52%
Lender servicing fee:	1.00%	Estimated return:	14.41%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Oct-2009)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	25y 11m
Amount delinquent:	$0	Revolving credit balance:	$7,227	Occupation:	Tradesman - Plumber
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	attractive-integrity8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
inventory and advertising
Purpose of loan:
This loan will be used to? for inventory and advertising

My financial situation:
I am a good candidate for this loan because?I have been in bus. for over 25 yrs. and have always been able to pay my debts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 412129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1994	Debt/Income ratio:	5%
Credit score:	720-740 (Oct-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$1,061	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	15
Screen name:	marketplace-web	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wine Shop Inventory
Purpose of loan:
This loan will be used to fund additional inventory

My financial situation:
I am a good candidate for this loan because?

I am a succesfull business owner and I have excellent credit 760+ and own real estate free and clear

Monthly net income: $ 8000

Monthly expenses: $ 4900
??Housing: $ 1400
??Insurance: $
??Car expenses: $ 800
??Utilities: $ 300
??Phone, cable, internet: $?200
??Food, entertainment: $ 500
??Clothing, household expenses $ 300
??Credit cards and other loans: $ 200
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 424717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	19.55%	Starting borrower rate/APR:	20.55% / 22.79%	Starting monthly payment:	$224.67

Auction yield range:	14.18% - 19.55%	Estimated loss impact:	14.87%
Lender servicing fee:	1.00%	Estimated return:	4.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	16 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$27,617	Occupation:	Homemaker
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	89%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	money-prospector	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Payoff & Start Of A New LIfe
Purpose of loan:
This loan will be used to??pay off my?highest interest rate credit cards. My high interest rate cards are eating me up in finance and interest charges not allowing me to pay them off in a timely manner and therefore extending my debt longevity.

My financial situation:
I am a good candidate for this loan because?I am an honest person and I?WILL pay this loan?back in full. I have been working since I was in my teens and have had some very hard breaks in life, even having an injury that forced me to file bankruptcy almost 10 years ago.?One thing I have never done is lose my integrity and my honesty. I have never, even?once, in my life received even one dollar in workman's compensation, unemployment, or any other assisted aid.?
I found Prosper through a lot of prayer and know it was shown to me for a reason. I understand the principal of Prosper is to help people out of tough financial situations?and to make money for the loan investors. I believe there are good people out there willing to take a chance on someone and change their life forever which is what this Prosper loan, will do for me.
I have not been late on any of my bill payments even once in?over seven years. I am working hard to pay my debts in full and will accomplish this goal.
Please consider being what I have termed my "white knight" and instead of coming to my rescue, help me rescue myself with this loan. It will be paid back in full. And, after my loan is paid in full,?my intent is to repay the favor by helping other people through Prosper and taking a chance on them the way someone took a chance on me. In my life, whenever I applied for a job, I always told the potential?employer, "give me a chance and you won't be sorry" and to my knowledge no one I ever worked for was.
I am now asking the same here at Prosper. "Give me a chance. You won't be sorry."
Thank you.
Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425257
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.33%	Starting borrower rate/APR:	11.33% / 13.45%	Starting monthly payment:	$82.24

Auction yield range:	4.18% - 10.33%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1990	Debt/Income ratio:	15%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	15y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,304	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	listing-igloo	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Card Debt
This loan will be entirely used to pay off debt on my Chase Mastercard.? I would much rather pay you the interest than the Chase corporation.

I am a good credit risk because I have never, ever had a single late payment in my entire life. I have a stable income in a career that I have been in for over 15 years and I am a homeowner.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425925
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.43%	Starting borrower rate/APR:	10.43% / 10.78%	Starting monthly payment:	$97.41

Auction yield range:	3.18% - 9.43%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1994	Debt/Income ratio:	7%
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,737	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Dart-Frog	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay for professional coin grading.
Purpose of loan:
This loan will be?used?to obtain adequate funds so that I may take advantage of PCGS?s (Professional Coin Grading Service?s) bulk-coin grading plan.? To take advantage of the significantly lower bulk grading rate, a minimum of 100 coins must be submitted at one time.? I recently inherited a sizeable amount of uncirculated coins and would like to start the (expensive) process of having the finer specimens professionally graded and encapsulated to protect them from damage and to establish an accurate value on key portions of the collection.

So there?s my dilemma; I?ve got a fantastic collection of uncirculated coins, but I don?t have funds designatedto start the grading process.? I certainly have the funds available, but I kind of equate this to buying tires for your car.? Spending $2,500 on hundreds of plastic cases that hold coins and grading information isn?t nearly as exciting as taking a trip to Europe or Hawaii (at least for me) but it?s something I feel needs to be done sooner rather than later to preserve the value of the collection.? Therefore, I?m more than happy to repay your genuine interest in my auction with genuine interest in your bank account.

I am a good candidate for this loan because I am (and have always been) financially responsible.? My credit history and score are excellent.? This loan will not interfere with any of my current financial obligations and I will have no problems accommodating the monthly payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426001
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	26	Length of status:	0y 8m
Amount delinquent:	$3,777	Revolving credit balance:	$537	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	integrity-fortress	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BOOMING Internet Business!
Purpose of loan:
This loan will be used to help us, my husband and I,?grow our new internet business. After investing the last?2 yrs and over $100,000 of our own savings we launched our new e-commerce site Jan,1 2009 selling items in the baby niche. My husband has?been a business?consultant for the last 10 years showing other companies how to succeed online and operate more efficiently thru the use of technology,?now he's doing the same for us.?Since launch we've had?1,000's of orders equalling nearly $400,000 in sales, however we have major 1 problem. We can't keep up with it as we're still running?the business?out of our house! This loan will be used in conjunction?with another $15,000?of our company's money?to lease an office/warehouse, buy desks, workstations, phones and various equipment so we can?hire employees as needed that will allow?us to focus on growing the business instead of working day and night just trying to get all the orders shipped out on time. My husband is very good at online marketing/seo and has us ranked top in the top10 in google/yahoo/bing for a multitude of keywords where there are 10+ million results which drives tons of targeted traffic to our site.

My financial situation:
I am a good candidate for this loan because most of the company's profits are going directly back into the company at this point as we build it up and?I have very little debt, 2 student loans and only 1 credit card with approximately a $500 balance.?My husband still does consulting which pays for all bills, mortgage, cars, food, etc.. However he also has applied for an sba loan and once it funds will work full time at the online?company and sell his consulting business. I would be happy to show financials for our deposit?account for the last 8 months?of?the online company to?anyone who lends more than $250 showing the nearly $400,000 in deposits.

PS:
About being rated HR, the reason I'm rated?HR is because 2 years ago while pregnant?I was hospitalized with preeclampsia for 5 weeks before giving birth to our baby?girl who weighed 2 lbs 11 oz. She was born 9 weeks early and?was in the NICU for 2 months before finally getting to come home. Even after paying $9,000 which was our maximum out of pocket determined by our insurance company, 1 hospital and 1 Dr. were not satisfied with their "contract rate" and came after me for more which the insurance company said was not allowed because they were both in network. I am still fighting with them however and am determined to get my record clean.? Our total bill, not contract rate, but total amount?billed by all Dr.'s and the 3 hospitals involved was $721k?? OUCH!!???This experience however has given each of us a relentless search?of success for this company in honor of our daughter as I came up the idea while I was on bedrest in the hospital...
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426457
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	24.68%	Starting borrower rate/APR:	25.68% / 28.00%	Starting monthly payment:	$401.20

Auction yield range:	8.18% - 24.68%	Estimated loss impact:	8.59%
Lender servicing fee:	1.00%	Estimated return:	16.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1990	Debt/Income ratio:	99%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	21 / 20	Employment status:	Retired
Now delinquent:	0	Total credit lines:	35	Length of status:	5y 3m
Amount delinquent:	$0	Revolving credit balance:	$62,788	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	pioneers4	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	700-720 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Mar-2008)
Principal balance:	$3,305.81	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Paying daughters' student loans
Purpose of loan:
This loan will be used to help pay my daughters' student loans and consolidate debt.

My financial situation:
I am a good candidate for this loan because?I have paid back my previous loan in good faith and keep all bills current.My husband's income matches mine and is used to pay monthly bills.

Monthly net income: $ 5100

Monthly expenses: $
??Housing: $ 865
??Insurance: $ 150
??Car expenses: $ 500
??Utilities: $ 250

??Phone, cable, internet: $ 200
??Food, entertainment: $ 350
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 1500
??Other expenses: $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.18%	Starting borrower rate/APR:	18.18% / 20.39%	Starting monthly payment:	$398.67

Auction yield range:	17.18% - 17.18%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Sep-2009)	Current / open credit lines:	12 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	52	Length of status:	0y 0m
Amount delinquent:	$197	Revolving credit balance:	$3,570	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	6
Screen name:	postman22	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008) 620-640 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	6
Description
paying off high interest auto loan
Purpose of loan:
This loan will be used to pay off an existing car loan to lower the payment and shorten the term from 5 years to 3 years.
My financial situation:
I am a good canidate for this loan because I always pay my bills, the only problems I have had in the past were due to my military injuries. This loan will lower my monthly expenses by around $100.
Monthly net income: $4200
Monthly expenses:

??Housing: $ 1100
??Insurance: $ 185
??Car expenses: $ 200
??Utilities: $ 160
??Phone, cable, internet: $ 110
??Food, entertainment: $?250
??Clothing, household expenses $
??Credit cards and other loans: $ 974
??Other expenses: $

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426469
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$668.94

Auction yield range:	17.18% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1999	Debt/Income ratio:	21%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	2y 3m
Amount delinquent:	$1,130	Revolving credit balance:	$1,507	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	25%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	diversity32	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	28 ( 100% )	720-740 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	740-760 (Aug-2008) 640-660 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
inventory for the holiday season
Need cash for holiday season.? My expenses add up to $2000 a month and I net $2800 a month.? Thanks for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426471
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$979.90

Auction yield range:	8.18% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1982	Debt/Income ratio:	32%
Credit score:	760-780 (Sep-2009)	Current / open credit lines:	15 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,329	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	ideal-euro	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to pay off credit card debt that was accumulated due to a divorce.? As a full time wife and mother my world was rocked when my husband woke up and said he was moving out.? I worked at my church preschool part time and did not go back to work for 4 years later.? Lots of counseling added to my debt as well.
Raising two boys then 11 and 9 and now 16 and 14 has not been easy.? But I have managed to keep our home.

My financial situation:
I am a good candidate for this loan because the past five years I have grown and healed.? After looking for a job for only six weeks I was hired by Georgia-Pacific LLC.
I am happy and very much enjoy my work.? My boys are getting all A's and B's in school.? Now there is one last thing, for me to get my finances in order.? I would very much like to pay off all my credit card debt, have one payment to make and a lower interest rate.? I would much prefer a fellow American earn the interest I pay than the banks.?

I would greatly appreciate your careful consideration to my application.? I am loyal and honest and value all opportunities I receive.? I won't let you down, promise.

Most sincerely,
Cindy
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426477
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,775.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$66.93

Auction yield range:	8.18% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1982	Debt/Income ratio:	19%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,320	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	30%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	No
Inquiries last 6m:	2
Screen name:	viewpoint1381	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	580-600 (Aug-2008) 580-600 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off my son's credit cards
Purpose of loan: To help my son pay off his credit cards as he has $50,000 in student loans coming up in November and will need every penny he can get.
This loan will be used to?see above

My financial situation:Is so much better now. I am making more money as an insurance collector for a hospital and I receive monthly income from my mother's estate now that she has passed away.
I am a good candidate for this loan because?I paid off my last loan before it was due, and my credit score has improved to almost 700. I would just like the opportunity to continue to clean up my credit, and I can do that by borrowing small amounts and paying them off in a timely fashion.

Monthly net income: $ approx $1,800 from my job and $2,100 from my mother's estate now.

Monthly expenses: $
??Housing: $895.00
??Insurance: $120.00
??Car expenses: $160.00 gas from my commute and $411.28 for car pmt
??Utilities: $56.00 for gas and $156 for electricity
??Phone, cable, internet: $approx $250
??Food, entertainment: $approx $450 (as my daughter resides with me still)
??Clothing, household expenses $100/mo. (maybe) we don't spend much on clothes, etc.
??Credit cards and other loans: $approx $150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426479
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$102.57

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1978	Debt/Income ratio:	20%
Credit score:	700-720 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	12y 8m
Amount delinquent:	$269	Revolving credit balance:	$59,403	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	needhelpnow	Borrower's state:	California	Borrower's group:	FANAFI Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 97% )	700-720 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 3% )	700-720 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
2nd loan 1st paid on time in full
Thanks for reviewing my request.??
I had a prior loan with prosper that I paid off completely. I have finally been able to reset my mortgage to save my house but now I need to get my bills current.?Prior to the mortgage probIem, I actually had very good credit.? I have never been in this situation.? I?had to use my credit cards?while I was waiting for my mortgage to be reduced. ?I can finally?get back on track with a little help.??I work part time for an airline.?? I usually can work extra hours and I was working almost ?40 hours a week.?? Unfortunately,? the?hours have been kept to strictly part time given the status of the industry.? I also work part time as a substitute teacher.? I should be able to pay this loan off when I file my taxes in January.? I just need a little help until then.

I know what direction that I need to take in the future but that will be difficult until I can keep my bills current.??

I would like?to improve my credit rating to where it was before the above problems.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426481
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$198.80

Auction yield range:	17.18% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1990	Debt/Income ratio:	18%
Credit score:	640-660 (Sep-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$91,389	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	reinforced-note	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Landscaping and Interior Painting
Purpose of loan:
This loan will be used to landscape my front yard and complete the upgrade of my home

My financial situation:
I am a good candidate for this loan because I pay all of my loans on time.? I have only been in my current position for 8 months but have 38 years in the profession.

Monthly net income: $ 6,790

Monthly expenses: $
??Housing: $1300?
??Insurance: $130
??Car expenses: $400
??Utilities: $250
??Phone, cable, internet: $ 225
??Food, entertainment: $400
??Clothing, household expenses $150
??Credit cards and other loans: $750
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426483
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$961.63

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1997	Debt/Income ratio:	Not calculated
Credit score:	800-820 (Sep-2009)	Current / open credit lines:	9 / 9	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	46	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$32,796	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loyalty-spinner	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buy a nails salon
Purpose of loan:
This loan will be used to acquire?a small?nails salon.

My financial situation:
I am a good candidate for this loan because I?earned a bachelor?degree in management. I worked for coporate?America for several years.? After having?kids, I?was a stay?home mom.? However,?I still went back to school and received a nail license and?an esthetician?license.??I have been working part time and could see a potential career growth?in this field.??As a result,?Iwould like to get a loan?and to?buy a small?established nails salon.? I believe with my technical and management skills, I will become a successful entrepeneur.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426489
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$82.06

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-2002	Debt/Income ratio:	25%
Credit score:	720-740 (Sep-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	15	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$1	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	inkedindustries	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Cheap Work Truck
Purpose of loan:
This loan will be used to? I need a truck used for business to transport supplies and boxes that will not fit in my day to day car.

My financial situation:
I am a good candidate for this loan because?
I have multiple jobs.
?3 years at my full time job at Coca Cola doing?Inventory Control.
and a home based business that makes me aprox 30,000 extra each?year.?
Repaying the loan wouldn't be a problem for me at all.
This is my second prosper loan for a cheap work truck and I have paid off the other loan in full a year and a half early.
No credit card debt and plenty of assets.
710 credit score, may have dropped a bit because I just purchased a home (mutiple credit report reviews) and my new house payment is less than my rent was. i prefer to make payments but could buy the truck with cash today. Just moved into the new house and enjoy doing prosper loans! Prosper stored my information from 2 years ago and used my old credit score (it was lower 2 years ago) so I will only be accepting this loan if the rate is 15% or less.
Thank You!

Monthly net income: $ 4,500
Monthly expenses: $
??Housing: $ 700.00
??Insurance: $ 100.00
??Car expenses: $?260.00
??Utilities: $ 150.00
??Phone, cable, internet: $?100.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $?0.00
??Other expenses: $ 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426491
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 13.05%	Starting monthly payment:	$32.03

Auction yield range:	8.18% - 8.50%	Estimated loss impact:	6.67%
Lender servicing fee:	1.00%	Estimated return:	1.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	1 / 1	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	2	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,562	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	64%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	successful-wealth	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Cards and Wealth Creation
Purpose of loan:
This loan will be used to?

Consildate my credit card expenses and create wealth.

My financial situation:
I am a good candidate for this loan because?

I am a senior college stuent studying Accounting. I have $1,000 in savings + $12,500 worth of liquidable trading?securities.

Monthly net income: $ 1,400

Monthly expenses: $ 950
??Housing: $ 215?Split Rent?
??Insurance: $?????
??Car expenses: $ 30 Gas
??Utilities: $?50
??Phone, cable, internet: $ 50
??Food, entertainment: $?400
??Clothing, household expenses $?150
??Credit cards and other loans: $?55
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426495
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$357.91

Auction yield range:	17.18% - 20.00%	Estimated loss impact:	20.13%
Lender servicing fee:	1.00%	Estimated return:	-0.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-2001	Debt/Income ratio:	42%
Credit score:	620-640 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,410	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hgcrockett	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 89% )	620-640 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	5 ( 11% )	600-620 (Jul-2008) 540-560 (Nov-2007) 520-540 (Oct-2006)
Principal balance:	$2,324.22	1+ mo. late:	0 ( 0% )
Total payments billed:	46
Description
Prosper has done it all for me!!!
AS you can see from my past history I have been in very good shape financially for a while including paying off my last prosper loan a few months early.? I have gone up over 120 credit points in two years!? I have no idea how that makes me an HR but I can't tell you how much prosper has changed my life.? There were times when I was getting out of the car business and working for ATT I didn't think I was going to make it.? I have under 10,000 left to pay off including my car which is most of it at a very high interest rate.? I would love to just have one payment each month and if anyone should be getting the interest I pay it definetly should be prosper!!!

Monthly Net Income (after taxes) -?3800- My wife's - 2000 (after taxes)? Both of us work with commission which is not included in those numbers.

1. Rent - $700(all utilities paid )
2. Wifes's car payment and insurance - $309
3. My car payment and insurance - $300
4. Credit cards and Store cards - $300
5. American general loan -$168
6. Food, Gas, and misc.? - $580
7. Going out a couple times a month for dinner and movie - $140
8. Current prosper payment - $120

Expenses - $3000 ... Total money left over - $2800

We recently moved out?to get?back on our feet with some friends.? We are living in the basement only paying 500 dollars a month and that includes everything.? I promise you just help me and we will both be happy!!!

????As far as what the loan will be used to pay off I will make a list below-?

Mostly my car which has a payoff of $8200.? The rest will go to the small amounts I have left on my credit cards.? Thank you for everything you have helped me with bidders.? I can't tell you how much this website has changed my life!!!

In ending being in the job I was at there was good times and bad.? I love where I am at now and as you can see I haven't missed a payment in 6 years.? Credit is extremely important to me.? And although I have to get things in order there will never ever be? a time when I am over 30 days late.? I would love for a little help from the people that were there for me before.?I have gone from an HR to a D and promise to strive to make it too an AA.? Hopefully you'll be here to help me once again!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426497
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2003	Debt/Income ratio:	30%
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,101	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	interest-encourager	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying bills, lawyer
Purpose of loan:
This loan will be used to??? some small bills, lawyer fees ( for custody not in trouble)

I can make $100 payments every Friday but I would also like the option to pay extra if I could.

My financial situation:
I am a good candidate for this loan because? I pay all my bills every month.? The main reason for my credit is my debt to income. Its because I have a jeep that is now my sisters and a house that is being used and paid by a friend. Both are trying to get these out of my name but its taking time. Everyone of my bills is current and I also pay extra on them. Now we are in a custody battle with a sick egg donor that wants to ruin our family. We need to keep our kids safe. We got a lawyer but its sucking us dry.

Monthly net income: $ 3536.00 little more after my raise in october

Monthly expenses: $
??Housing: $ 1037.00
??Insurance: $ 108.00
??Car expenses: $?75.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 99.00
??Food, entertainment: $ 100.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426499
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1989	Debt/Income ratio:	45%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	50	Length of status:	9y 4m
Amount delinquent:	$1,067	Revolving credit balance:	$139,814	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	debra01	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down Citibank 5424180416497995
Purpose of loan:
This loan will be used to? pay down Citifinancial 5424180416497995 credit card

My financial situation:
I am a good candidate for this loan because? I have always made my payments, and have always paid off my debts.

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1388.00 joint
??Insurance: $ 350.00 joint
??Car expenses: $ 354.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426501
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	21 / 18	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	24y 3m
Amount delinquent:	$0	Revolving credit balance:	$24,614	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	investress	Borrower's state:	SouthCarolina	Borrower's group:	P2P Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Debt to bring Score UP!!
Purpose of loan:
This loan will be used to pay down some high interest credit and to consolidate so that I can bring my Credit score up and maintain my excellent credit record..the credit card companies have gotten out of control and are changing everything..ie rates and terms and it is not fair what they are doing to the good people that are paying on time.. so instead of stopping paying them, because of their unfair and unjust changes, i want to pay them off and not use them anymore..they are punishing the people that are paying and the people that do not pay get off scott free...

My financial situation:
I am a good candidate for this loan because, I have very good credit and pay everything on time.? I am very conscientious and reliable, and am honest and want to maintain my good credit.. I have a very?good career and have many years of experience... I also get?$7500. in alimony and $3300. in rental income from properties I have..?

Monthly net income: $ $11,000

Monthly expenses: $
??Housing: $ 1100
??Insurance: $ 250
??Car expenses: $ 650
??Utilities: $ 100
??Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 2000
??Other expenses: $ 500.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426503
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 31.29%	Starting monthly payment:	$49.64

Auction yield range:	8.18% - 27.00%	Estimated loss impact:	7.15%
Lender servicing fee:	1.00%	Estimated return:	19.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1987	Debt/Income ratio:	19%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	10y 4m
Amount delinquent:	$0	Revolving credit balance:	$33,118	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	9
Screen name:	first-euro-admiral	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
A nurse who will have no risk because I will pay everyone back in full.? My current salary is $52,250.00 and I have?been employed full-time as a?RN with the same company for over 10 years.? I am working very hard towards eliminating my higher interest debts.? I would like to consolidate some of my current higher interest debts with a lower interest Prosper loan so that I can get out of debt even sooner.??I have?three loans?with tremendous interest rates and I am applying for a Prosper loan to consolidate these loans.? This Prosper loan will not be used for new debt, but to only pay off my existing higher interest debt.? I consistently pay my debts and this loan will be paid in full.? This loan would truly be a blessing in my life.
Monthly net income: $ 4354.00

Monthly expenses: $ 2269
??Housing: $?420.00
??Insurance: $ 119.00
??Car expenses: $?No Car Payment?
??Utilities: $ 150.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 480.00
??Other expenses: $ 200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426515
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1997	Debt/Income ratio:	43%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	33	Length of status:	3y 2m
Amount delinquent:	$861	Revolving credit balance:	$918	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bluecollarmom	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (Jul-2008)
Principal balance:	$999.12	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Heating Home
Purpose of loan:
This loan will be to purchase and install a wood burning stove.? Our propane bills have gotten out of control.? Last year we spent $2,000 just to run the furnace in Dec. and Jan.? I have fallen in love with this option.? Everyone I know who is a stove owner loves it and says it absolutely will heat my whole house.? The problem we have is that we don't have enough cash to make the initial investment, I had no idea how expensive the chimney and pipes are.? I have no doubt that it will pay for itself in two if not one season with the 30% tax credit.?
My financial situation:
I am a good candidate for this loan because I have a secure stable career.? We are weathering the economy well and have begun some large long lasting projects that will keep us working well into next year.? The money we save on propane every month should make this new payment and then some add in the tax credit and I hope to have this paid off and out of they way by next season.

Monthly net income: $ 1948

Monthly expenses: $
??Housing: $ 430
??Insurance: $
??Car expenses: $
??Utilities: $ 175
??Phone, cable, internet: $ 80
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 340
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426525
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.01%	Starting borrower rate/APR:	31.01% / 33.40%	Starting monthly payment:	$150.52

Auction yield range:	11.18% - 30.01%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Sep-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$5,363	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	relentless-funds	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Equipment & Inventory
Purpose of loan:
This loan will be used to?buy business inventory for retail and massage tables for our massage and day spa business.? We are also adding five treatment rooms to the facility and will be using the funds to help pay the general contractor and building materials.? ?

My financial situation:
I am a good candidate for this loan because?I have?diligently paid my bills on time.? My credit history reflects this.? We are entering in this business with a friendly relationship with a hair salon in the same strip mall.? They are going to assist us by allowing us to contact their customer list for business.? I am personally investing $25000 in the business so I have lots of "skin in the game".? This business has been thoroughly researched?and we are committed to make this the best massage and day spa in our town.? We will also have over $20,000 in retail inventory and massage equipment which can serve as a collateral type purpose.? We have plenty of breathing room in our personal expenses so we are set to launch a successful business.????

Monthly net income: $
5500

Monthly expenses: $
??Housing: $ 1115
??Insurance: $ 450
??Car expenses: $ 285
??Utilities: $ 100
??Phone, cable, internet: $?200
??Food, entertainment: $ 700
??Clothing, household expenses $ 300
??Credit cards and other loans: $600
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426527
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	14y 10m
Amount delinquent:	$0	Revolving credit balance:	$20,671	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	green-vivacious-commitment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off BOA credit cards
Purpose of loan:
This loan will be used to? pay? off Bank? of America credit cards. They have upped my interest rates? to? almost 28%, They refuse to lower? the rates because I have not made? enough? extra payments on? the balances even though I? just paid another BOA card? off? this year in full. Iwould? like? to give them the finger,? please help.

My financial situation:
I am a good candidate for this loan because? I've got an? excellent paymment? record? and credit?? card debt? is the only debt I currently have.? My experian creditscore is 749. Thanks for any help.

Monthly net income: $ 3825.66????????

Monthly expenses: $ 3341.00
??Housing: $
??Insurance: $ 800.00
??Car expenses: $ 0
??Utilities: $ 125.00
??Phone, cable, internet: $ 250.00
??Food, entertainment: $800.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1266.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426531
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.45%	Starting borrower rate/APR:	29.45% / 33.46%	Starting monthly payment:	$42.15

Auction yield range:	11.18% - 28.45%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2005	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$273	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Jalmeid3	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008)
Principal balance:	$2,745.46	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Second prosper loan
Purpose of loan:
I have just graduated from an undergraduate program with a degree in Secondary English Education. As you all know, jobs are hard to come by these days and I haven't had any success in my job hunt for a full time teaching position. I did get accepted into substitute teaching position with great potential and am still bartending at the same restaurant that I've been at for almost 5 years. I would like to use this loan to help pay back some money that I've borrowed from family for my school finances (books, transportation, etc.) without having to worry if I don't get called in to substitute one week or the bar is slow the next. I would also like to take my boyfriend on a trip to an International Animation Festival in Canada because he just graduated with a degree in Animation and Illustration and this would help boost his chances at finding a job in his field.

My financial situation:
I am a good candidate for this loan because I am a bartender, waitress, and shift supervisor at a busy restaurant and have been for almost 5 years. I have a second job as a substitute teacher and have been successfully paying off my other Prosper Loan and credit cards on time and with no problem. Both of my current jobs have the potential for increased benefits and pay in the coming months. For instance, a bar lead position is opening up and private tutoring is often an option with substitute teaching,

Monthly net income: $ 1200 (average)

Monthly expenses: $
Housing: $525
Transportation: $50
Utilities: $ 50
Phone, cable, internet: $ 100Credit cards and other loans: $ 250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426535
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.90%	Starting borrower rate/APR:	18.90% / 21.12%	Starting monthly payment:	$549.08

Auction yield range:	17.18% - 17.90%	Estimated loss impact:	18.99%
Lender servicing fee:	1.00%	Estimated return:	-1.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1989	Debt/Income ratio:	25%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$194,383	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	enriching-truth	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
High Interest Rates!
Purpose of loan:
I have two credit cards and one personal loan that have 29% interest rates.The interest rates have reset much higher recently which is unfair given my payment history with these creditors. These rates only make it more difficult to get out of debt!

My financial situation:
I am a good candidate for this loan because I have a very stable (10 years), high-income job (salary $114,000 + commissions and bonuses) with a very financially sound company (Microsoft Corporation).?My income is down 40% ($300,000 in 2007 and $180,000 in 2008, 2009 will be about the same) over the last two years and I am still carrying my obligations. I believe the worst is over?but the higher interest rates are making it very difficult to reduce my debt load and reduce the risks inherent in the current economic situation. I also have ample life insurance with $1,000,000 of 20 year term.

Monthly net income: $ 11,000

Monthly expenses: $ 7200
??Housing: $ 3150
??Insurance: $ 250 (incl auto and life)
??Car expenses: $?850
??Utilities: $ 500
??Phone, cable, internet: $ 95
??Food, entertainment: $ 650
??Clothing, household expenses $ negligible
??Credit cards and other loans: $ 1700
??Other expenses: $ 200 in property taxes
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426543
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.33%	Starting borrower rate/APR:	13.33% / 15.48%	Starting monthly payment:	$440.09

Auction yield range:	4.18% - 12.33%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	10.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-2000	Debt/Income ratio:	35%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$9,120	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	41%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	genesmitty	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	760-780 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	740-760 (Sep-2008)
Principal balance:	$9,314.49	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Credit Card Consolidation
Purpose of loan:
This loan will be used to pay off mutlipe high interest credit cards and the remaining balance of my Car Loan,? which i am in the final year of payments for.

My financial situation:
I am a good candidate for this loan because, i've got good credit, and a solid job.?? I have been employed with the same company for?over 5 years, with 3 promotions/transfers in that time.? I am continuing my movement upward, and am on track to acheive executive status.??On top of my?stated income, i also?am now receiving rental income from the house that i own.?? My rental property sat vacant for 9 months, causing me to go deeper into debt while i waited for the economy to stabilize.??
I also plan on using my sizeable (projected) income tax return to make a large payment on this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426547
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2008	Debt/Income ratio:	15%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	9y 9m
Amount delinquent:	$0	Revolving credit balance:	$3,511	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wampum-cheetah8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding and debt consolidation
Purpose of loan:
I want to consolidate some minor credit card debt, the interest rates have been increased recently.??Im?getting married?soon?and need some cash to help with the abundance of expenses.?

My financial situation:
I pay my bills on time, and would have no problem making payments on this loan.? I own my car, and have no other obligations excluding monthly bills (rent, etc.).

Monthly net income: $ 2700 (Fluctuates slightly, $200-300 +/-)

Monthly expenses: $ 1365 excluding debt payment
??Housing: $ 800
??Car expenses: $ Own my car
??Utilities, Phone, cable, internet: $?165?
??Food, entertainment: $ 300?
??Credit cards and other loans:??Been?spending about $600 a month, this would?all be rolled into this loan.??
??Random?$ 100

One note about my credit history and score.? Im actually a better candidate then what Im given credit for.? I didnt get my first credit card until I was 29, which I know wasnt as smart as I thought I was being.? I didnt understand the importance of building credit from an early age.? In this case, ignorance was not bliss.? Thanks for you consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426551
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.18% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1998	Debt/Income ratio:	21%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	2 / 3	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	7	Length of status:	4y 4m
Amount delinquent:	$1,559	Revolving credit balance:	$683	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	1
Screen name:	the-fairness-mandolin	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing my DEPT !!!!!!!!!!!!
Purpose of loan:
This loan will be used to? Fix my dept from when I was 18

My financial situation:
I am a good candidate for this loan because? I make very good money and?I have a child on the way. I made a few mistakes when I was younger. I want to fix these things and have a good start to my family.

Monthly net income: $ 2100.00

Monthly expenses: $
??Housing: $ 500.00
??Insurance: $ 100.00
??Car expenses: $ 300.00
??Utilities: $ 100.00
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 200.00
??Credit cards and other loans: $?500.00??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426553
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$878.38

Auction yield range:	17.18% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1997	Debt/Income ratio:	105%
Credit score:	700-720 (Oct-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	0y 5m
Amount delinquent:	$6,654	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	balanced-rate	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off a delinquent debt
Purpose of loan:
This loan will be used to pay off a deliquent debt that occcured during a period of hardship from living in two states at the sametime. I wish to start my own business with in the next six months however, this outstanding debt is slowing down my progress. Its taken too long to get caught up where I was before my hardship period.?

My financial situation:
I am a good candidate for this loan because ?I do beleive in paying off my debt. Im a future business owner wanting to improve my community. the only thing that is in my way of this goal it this debt im working to pay off. If I am allot this loan and payoff this debt and clean up my credit score I will be able to reach my goal. A few months ago my credit score was reported at 432 and now I raised it to 640. This loan could help me to get it back to 695 before my hardship. Thank you for your time and consideration of my loan request.

Monthly net income: $ 3200

Monthly expenses: $ 2030
??Housing: $ 890
??Insurance: $ 60
??Car expenses: $ 427?
??Utilities: $ 95
??Phone, cable, internet: $120
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $ 38
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426557
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$246.10

Auction yield range:	14.18% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1996	Debt/Income ratio:	29%
Credit score:	680-700 (Oct-2009)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$29,052	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	natural-bill	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting Online Business, Inventory
Purpose of loan:
I am looking at starting an online business that will be multi-channel.? I would utilize Amazon, EBay and a web site of my own.? Items would be highlighted by University Collectables (geared mainly toward football), and would also utilize WorldWideBrands drop shipping list and put items for sale that have a good profit margin and track record.

My financial situation:
I am a good candidate for this loan because it would be a part time job that could be handled via blackberry for any orders I recieve throughout business hours.? I have good credit, but am a bit extended and would rather approach the funds with a business loan.? My plans are to be very frugal with expenses, but would want to have a small amount of inventory to obtain the highest profit margin per item and build the business slowly.? Being a single dad, it would also allow me to put my 17 year old daughter to work and give her valued experience.

Monthly net income: $ 3600

Monthly expenses: $ 2900
??Housing: $ 800
??Insurance: $ 150
??Car expenses: $ 540
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $?400
??Other expenses: $ 60
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426563
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$653.91

Auction yield range:	8.18% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1976	Debt/Income ratio:	51%
Credit score:	800-820 (Oct-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	0	Total credit lines:	8	Length of status:	7y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,879	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	plato172	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fixing up my house
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426567
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.01%	Starting borrower rate/APR:	11.01% / 14.59%	Starting monthly payment:	$32.74

Auction yield range:	4.18% - 10.01%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	3	Total credit lines:	20	Length of status:	0y 5m
Amount delinquent:	$3,042	Revolving credit balance:	$146	Occupation:	Investor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	No
Inquiries last 6m:	1
Screen name:	deal-conga	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off last bit of credit card
Purpose of loan:
This loan will be used to?
improve my credit score as timely repayment of the loan will be reported to two of the three reporting agencies.
My financial situation:
I am a good candidate for this loan because? I realize that this loan will hurt my credit score if I am deliquent and I am in the process of improving my credit score and will not do anything to hurt it.? Also, I have provided a loan through another loan service and I understand the importance of paying off the loan in order to keep the integrity of the system in place. Plus, paying it off is simply the right thing to do. Therefore, I will never be deliquent in my loan payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426571
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2002	Debt/Income ratio:	43%
Credit score:	640-660 (Oct-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$19,832	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	deal-hugger	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Going back to school
Purpose of loan:
This loan will be used to go back to school and get a certificate in financial planning.

My financial situation:
I am a good candidate for this loan because I ALWAYS pay my bills on time every single month. I have NEVER missed a payment on any bills or made my payments late.

Monthly net income: $ 1860.00

Monthly expenses: $
??Housing: $?0
??Insurance:?$0
??Car expenses: $ 76
??Utilities: $ 76
??Phone, cable, internet: $ 87
??Food, entertainment: $ 200
??Clothing, household expenses $ 85
??Credit cards and other loans: $ 800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426573
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$201.04

Auction yield range:	11.18% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1988	Debt/Income ratio:	22%
Credit score:	680-700 (Sep-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$7,053	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	1GoodMom	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off existing loan and furniture
Purpose of loan:
This loan will be used to? pay off an existing p2p loan I have and the balance on a card for furniture to avoid deferred interest.

My financial situation:
I am a good candidate for this loan because? In spite of bad economic conditions, I still have a great job and have paid all my?bills on time,?even though?the credit card companies continue to raise interest for no reason when people like us have always paid on time.? I have closed many of these accounts to avoid higher interest rates and continue to pay them down.? My credit score isn't exceptional because the balances I have percentage wise to the credit limits (most of which are low) are high.? I have never missed?a payment.? I have been in the same industry all my career, over 30 years, electronics.? I am a senior buyer for an electronics manufacturer and am seen as a great asset to my company for my electronic component product knowledge.? With paying off an existing p2p loan I have which would have been paid off next year, it?frees up?more than enough money to make the payments on this loan, which will be less monthly.??I also want to avoid deferred interest for furniture I purchased last year and pay that off.? I always pay back my debt on time or earlier than agreed and am very dependable.?
Thanks, and you won't be disappointed if you fund my loan.?

Monthly net income: $ 4140.00

Monthly expenses: $ 3257.00????
??Housing: $ 1282.00
??Insurance: $ 175.00
??Car expenses: $ 450.00
??Utilities: $ 250.00
??Phone, cable, internet: $ 225.00
??Food, entertainment: $ 250.00
??Clothing, household expenses $ 150.00
??Credit cards and other loans: $ 650.00
??Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.18% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2001	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Sep-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	10y 3m
Amount delinquent:	$0	Revolving credit balance:	$7,320	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Richmond	Borrower's state:	NewYork	Borrower's group:	Fix your credit, then get a loan.
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	(Feb-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
Pay of CC debt
Purpose of loan:
This loan will be used to? Pay off my total outstanding debt.

My financial situation:
I am a good candidate for this loan because?This is my second loan on prosper, my first loan i paid ON TIME EVERY TIME and will do the same with this one. I have very good credit and value that during these times, i'm responsible and a believer in do good things and good come back to you. This is a great opp, credit card Co raised the rates on some good paying customers. In my last listing i used a DOT instead of a comma which threw off my listing. I just corrected this.

Thank You for your time
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426587
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,886.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$269.52

Auction yield range:	11.18% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1962	Debt/Income ratio:	30%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	13y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,351	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	Drewshire	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	760-780 (Latest)
Principal borrowed:	$4,500.00	< mo. late:	0 ( 0% )	680-700 (Jul-2008) 700-720 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Final Tuition Payment
Purpose of loan:
This loan would be specifically used to pay off?the final?portion of my tuition ($7886) at National-Louis University where I am?graduating with a degree in Management.

My financial situation:
Unfortunately,?the government is only going to loan me the money to pay a portion of?my remaining tuition. My school, NLU, recommended I take out a private loan to pay the?balance. I figured I would?try Prosper again since I had success with my first loan.?Hopefully, the records on this site will show that?I paid my first Prosper loan off well in advance.?I'm an independent insurance broker working for my family owned insurance agency.?I have a steady paycheck and I pay all my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426589
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.18% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1990	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Oct-2009)	Current / open credit lines:	14 / 13	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	29	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$274,575	Stated income:	Not employed
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	92%
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	golden-worth6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 426593
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.18%	Starting borrower rate/APR:	12.18% / 14.31%	Starting monthly payment:	$832.51

Auction yield range:	11.18% - 11.18%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2005	Debt/Income ratio:	19%
Credit score:	760-780 (Oct-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$687	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	productive-integrity0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Upgrade on frozen yogurt equipment
Purpose of loan:
This loan will be used to?

Finance 2 taylor made C713 frozen yogurt machines for my kiosk at Brunswick Square Mall in NJ.

My financial situation:
I am a good candidate for this loan because?

I have a steady income stream working at an Investment Bank.? The mall kiosk is a side business and i just need the capital now but i have the income stream to pay it all off.
Information in the Description is not verified.